SUPPLEMENT DATED FEBRUARY 1, 2006

TO THE

PROSPECTUS FOR EACH OF

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

DATED APRIL 29, 2005

SMITH BARNEY INTERNATIONAL FUND

DATED FEBRUARY 25, 2005

Effective February 1, 2006, Smith Barney Fund Management LLC (the “manager”), the fund’s investment manager, will assume portfolio management responsibilities for the fund. Charles Lovejoy, Guy Bennett, Christopher Floyd and John Vietz, investment officers of the manager, will become the portfolio managers of the fund. The sub-advisory contract with Citigroup Asset Management Limited has been terminated. Mr. Lovejoy is a Director and Senior Portfolio Manager of Batterymarch Financial Management, Inc. (“Batterymarch”), and Mr. Bennett, Mr. Floyd and Mr. Vietz are each Portfolio Managers of Batterymarch, which, like the manager, is a subsidiary of Legg Mason, Inc.

The portfolio managers responsible for the day-to-day management of the fund since February 1, 2006 are:

Charles F. Lovejoy, CFA

Mr. Lovejoy has been employed by the manager since February 2006 and by Batterymarch since 1992. Before joining Batterymarch, he managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company. Former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group, Mr. Lovejoy was also a Director of the International Society of Financial Analysts. Mr. Lovejoy has 25 years of investment experience.

Guy Bennett

Mr. Bennett has been employed by the manager since February 2006 and by Batterymarch since 2001. Before joining Batterymarch, he co-headed the equity team at Goldman Sachs Asset Management in Tokyo and has also managed Asian and UK portfolios at CIN Management Ltd. and Equity & Law Life in London. He has 24 years of investment experience.

Christopher W. Floyd, CFA

Mr. Floyd has been employed by the manager since February 2006 and by Batterymarch since 2000. He joined Batterymarch as a quantitative analyst and became a portfolio manager in 2003. Prior to Batterymarch, Mr. Floyd worked at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He has six years of investment experience.

John Vietz, CFA

John has been employed by the manager since February 2006 and by Batterymarch since 2003. He joined Batterymarch as a quantitative analyst and became a portfolio manager in 2005. Prior to that, he was an equity research analyst at Manning & Napier and Barra RogersCasey. John has 11 years of investment experience.

The portfolio managers listed above work collaboratively and share responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by research analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review all trades before execution.

While it is not anticipated that the fund’s investment objectives or strategies will change, the manager anticipates that implementation of the investment approaches used by the new portfolio managers initially will result in more portfolio turnover than is typical for the fund, which will produce transaction costs. The manager intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders who do not hold fund shares in tax-advantaged accounts and could lower the fund’s after-tax performance.

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